                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CENTRAL COAST BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             BRONSON, BRONSON & McKINNON LLP -- GLENN T. DODD, ESQ.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              CENTRAL COAST BANCORP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           MONDAY, SEPTEMBER 23, 1996



TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Central Coast Bancorp will be held at 301 Main Street, Salinas, California, on Monday, August 23, 1996 at 5:30 p.m. for the following purposes:

         1.       To elect directors.

         2.       To approve the Amended and Restated 1994 Stock Option Plan.

         3.       To approve Indemnification Agreements.

         4. To approve the appointment of Deloitte & Touche LLP as independent public accountants for the 1996 fiscal year.

         5. To transact such other business as may properly come before the Meeting.

         The names of the Board of Directors' nominees to be directors of Central Coast Bancorp are set forth in the accompanying Proxy Statement and incorporated herein by reference.

         Article III, Section 16 of the Bylaws of Central Coast Bancorp provides for the nomination of directors in the following manner:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-Laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

         (a)      the name and address of each proposed nominee;

         (b)      the principal occupation of each proposed nominee;

         (c) the number of shares of capital stock of the corporation owned by each proposed nominee;

         (d)      the name and residence address of the notifying shareholder;
                  and

         (e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.

         Only shareholders of record at the close of business on August 23, 1996 are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.




                             BY ORDER OF THE BOARD OF DIRECTORS


                             /s/  Thomas A. Sa
                             -----------------------------------
                             THOMAS A. SA, SECRETARY



Salinas, California
August 30, 1996


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to Shareholders
on or about August 30, 1996





                              CENTRAL COAST BANCORP

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION



         This Proxy Statement is being furnished to the shareholders of Central Coast Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 301 Main Street, Salinas, California on September 23, 1996 at 5:30 p.m. (the "Meeting"). Only shareholders of record on August 23, 1996 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 2,830,923 shares of its no par value Common Stock (the "Common Stock").

         Shareholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

         Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

         Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" proposals No. 2, 3 and 4 as described in this Proxy Statement, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiaries, Bank of Salinas and Cypress Coast Bank (the "Subsidiaries"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

         The information contained in this Proxy Statement includes information regarding Cypress Coast Bank, its President, and certain Cypress Coast Bank directors who were appointed to the Corporation's Board of Directors as a result of the merger transaction whereby Cypress Coast Bank became a wholly-owned subsidiary of the Corporation effective May 31, 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date August 23, 1996, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

==========================================================================================================================
                                                                                                        Percentage
                                        Name and Address                 Amount and Nature               of Class
         Title of                        of Beneficial                     of Beneficial               Beneficially
           Class                            Owner(1)                         Ownership                     Owned
==========================================================================================================================
 Common Stock,                   Estate of Adele O'Grady(2)                   169,864                      5.59%
 No Par Value
- --------------------------------------------------------------------------------------------------------------------------
 Common Stock,                   Robert L. Meyer(3)                           206,487                      6.80%
 No Par Value
==========================================================================================================================

  (1) The address for all persons listed is c/o Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.

  (2) Director O'Grady resigned from the board on November 21, 1995, and subsequently died on December 19, 1995.

  (3) All shares are held by Mr. Meyer and his spouse as trustees of the Robert L. Meyer and Patricia J. Meyer Trust dated July 28, 1977.


SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of August 23, 1996, concerning the equity ownership of the Corporation's directors and the executive officers named in the Summary Compensation Table, and directors and executive officers as a group. Unless otherwise indicated in the notes to the table, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock.

                                   Name and Address(1) of            Amount and Nature of        Percent of
Title of Class                     Beneficial Owner                  Beneficial Ownership        Class(2)
- --------------                     ----------------------            --------------------        ----------
Common Stock,
No Par Value                       Andrew E. Ausonio                   76,033 (3)                   2.50%

Common Stock,
No Par Value                       C. Edward Boutonnet                 86,578 (4)                   2.85%

Common Stock,
No Par Value                       Bradford G. Crandall                58,583 (5)                   1.93%

Common Stock,
No Par Value                       Roger G. Emanuel                    58,583 (6)                   1.93%

Common Stock,
No Par Value                       Alfred _P. Glover                   10,597                        --

Common Stock,
No Par Value                       Richard C. Green                    85,128 (7)                   2.78%

Common Stock,
No Par Value                       Duncan L. McCarter                  44,420 (8)                   1.45%

                                   Name and Address(1) of             Amount and Nature of          Percent of
Title of Class                     Beneficial Owner                   Beneficial Ownership          Class(2)
- --------------                     ----------------------             --------------------          ----------
Common Stock,
No Par Value                       John F. McCarthy                    22,214 (9)                    --

Common Stock,
No Par Value                       Robert M.
                                   Mraule, D.D.S., M.D.                53,780 (10)                  1.76%

Common Stock,
No Par Value                       Esther Kiefer-Miyamoto                  --                        --

Common Stock,
No Par Value                       C. Frederick Rowden                 11,835 (11)                   --

Common Stock,
No Par Value                       Thomas A. Sa                         1,100  (12)                  --

Common Stock,
No Par Value                       Louis A. Souza                       8,044                        --

Common Stock,
No Par Value                       Nick Ventimiglia                    22,217 (13)                   --

Common Stock,
No Par Value                       Glenn R. Woerz                          --                        --


All directors                                                         539,112 (14)                  17.74%
and executive officers
of the Corporation
as a group (15 persons)


(1) The address for all persons listed is c/o Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.

(2) Includes shares of Common Stock subject to stock options exercisable immediately. Unless otherwise indicated, beneficial ownership represents less than one percent of the total class of shares outstanding.

(3) Includes 36,722 shares of Common Stock held by Mr. Ausonio and his spouse as trustees of the Ausonio Family Trust dated October 4, 1982, 14,817 shares of Common Stock held by Mr. Ausonio and his spouse as trustees of the Barsotti Grandchildren Trust dated December 20, 1976 and 24,494 shares of Common Stock subject to stock options exercisable immediately.

(4) Includes 31,925 shares of Common Stock owned jointly with Patricia Boutonnet, 3,009 shares as custodian, 4,038 shares of Common Stock held by Mr. Boutonnet as trustee of Boutonnet Farms Money Purchase Trust dated October 26, 1982, 1,247 shares held by Mr. Boutonnet as trustee of Boutonnet Farms Money Purchase Pension Plan and Trust dated November 1, 1980, 12,692 shares of Common Stock held by Mr. Boutonnet as trustee of Boutonnet Farms, Inc. Money Purchase Pension Trust dated November 1, 1976 and 24,494 shares of Common Stock subject to stock options exercisable immediately.

(5) Includes 34,089 shares of Common Stock held by Mr. Crandall and his spouse as trustees of the Bradford G. Crandall and Lynne O. Crandall Trust dated August 8, 1983 and 24,494 shares of Common Stock subject to stock options exercisable immediately.

(6) Includes 34,089 shares of Common Stock held by Mr. Emanuel and his spouse as trustees of the Roger G. Emanuel and Mable A. Emanuel Trust dated January 29, 1982 and 24,494 shares of Common Stock subject to stock options exercisable immediately.

(7) Includes 394 shares of Common Stock owned by Mr. Green's spouse, 1,916 shares of Common Stock held by Mr. Green as custodian for his son and 24,494 shares of Common Stock subject to stock options exercisable immediately.

(8) Includes 19,964 shares of Common Stock held by Mr. McCarter and his spouse as trustees of the Duncan L. McCarter and Leslie P. McCarter Trust dated January 25, 1990, and 24,494 shares of Common Stock subject to stock options exercisable immediately.

(9) Includes 1,386 shares of Common Stock owned jointly with Mr. McCarthy's spouse and 20,828 shares of Common Stock subject to stock options exercisable immediately.

(10) Includes 24,494 shares of Common Stock subject to stock options exercisable immediately.

(11) Includes 11,404 shares of Common Stock subject to stock options exercisable immediately.

(12) Includes 1,100 shares of Common Stock subject to stock options exercisable immediately.

(13) Includes 2,420 shares of Common Stock subject to stock options exercisable immediately.

(14) Includes 207,210 shares of Common Stock subject to stock options exercisable immediately.

                                 PROPOSAL NO. 1

                    ELECTION OF DIRECTORS OF THE CORPORATION

         The number of directors authorized for election at this meeting is ten
(10). Management has nominated the ten (10) incumbent directors to serve as the Corporation's directors. Each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

         All proxies will be voted for the election of the ten (10) nominees listed below (all of whom are incumbent directors) recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The following table sets forth certain information as of the Record Date, August 23, 1996, with respect to those persons nominated by the Board of Directors for election as directors, as well as all executive officers. The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change in control of the Corporation. There are no arrangements or understandings by which any of the executive officers or directors of either the Corporation or the Subsidiaries were selected. There is no family relationship between any of the directors or executive officers.

Name                        Age        Position
- ----                        ---        --------

Andrew E. Ausonio           65         Director of the Corporation and of Bank
                                       of Salinas since 1994, and 1982,
                                       respectively. Director of Cypress Coast
                                       Bank since 1996.

C. Edward Boutonnet         56         Director of the Corporation and of Bank
                                       of Salinas since 1994, and 1982,
                                       respectively.

Bradford G. Crandall        61         Director of the Corporation and of Bank
                                       of Salinas since 1994, and 1982,
                                       respectively. Director of Cypress Coast
                                       Bank since 1996.

Roger G. Emanuel            76         Director of the Corporation and of Bank
                                       of Salinas since 1994, and 1982,
                                       respectively.

Alfred P. Glover            65         Director of the Corporation and of Bank
                                       of Salinas since 1996. Director of
                                       Cypress Coast Bank since 1988.

Richard C. Green            57         Director of the Corporation and of Bank
                                       of Salinas since 1994, and 1982,
                                       respectively.

Duncan L. McCarter          49         Director of the Corporation and of Bank
                                       of Salinas since 1994, and 1982,
                                       respectively.

Name                        Age        Position
- ----                        ---        --------
John F. McCarthy            53         Executive Vice President and Chief
                                       Operating Officer of the Corporation and of Bank of Salinas since December 1994, and 1988, respectively.

Robert M. Mraule, M.D.      46         Director of the Corporation and of Bank
                                       of Salinas since 1994, and 1982,
                                       respectively.

C. Frederick Rowden         51         Director and President of Cypress Coast
                                       Bank since 1992.

Thomas A. Sa                35         Senior Vice President, Chief Financial
                                       Officer and Secretary of the Corporation and Bank of Salinas since 1995 and Cypress Coast Bank since 1996.

Louis A. Souza              68         Director of the Corporation and Bank of
                                       Salinas since 1996. Director of Cypress
                                       Coast Bank since 1988.

Nick Ventimiglia            54         Chairman, President and Chief Executive
                                       Officer of the Corporation since December
                                       1994. Chairman of Bank of Salinas since
                                       1994. President and Chief Executive
                                       Officer of Bank of Salinas since 1982.

The following is a brief account of the business experience for a minimum of five years of each director and executive officer listed above in addition to positions indicated.

Andrew E. Ausonio            Organizer and Former Chairman of the Board of
                             Directors, Bank of Salinas; President, Ausonio
                             Construction, Inc., general contractor; Owner,
                             Ausonio Rentals and Aladin Properties, rental property companies.

C. Edward Boutonnet          Organizer, Bank of Salinas; Partner and  General
                             Manager, California Artichoke and Vegetable Growers
                             Corporation, Sea Mist Farms, and Boutonnet Farms,
                             Inc.

Bradford G. Crandall         President, E.B. Stone & Son, Inc., wholesale
                             nursery supply firm.

Roger G. Emanuel             President and principal owner, Russell-Roger, Inc.,
                             operator of McDonald's restaurant franchises.

Alfred P. Glover             Owner, Glover Enterprises, a real estate
                             development firm.

Richard C. Green             Retired businessman and former President, Green's
                             Camera Shop, Inc.

Duncan L. McCarter           Pharmacist and President, Care Pharmacies, Inc.;
                             President, Care Home Medical Services, Inc.

John F. McCarthy             Vice President and Regional Manager, Hibernia Bank,
                             Salinas from 1986 to 1988; Vice President and
                             Regional Manager, Crocker National Bank from 1980 to 1986.

C. Frederick Rowden          Director and President of Cypress Coast Bank since
                             1992. Director and President of Monterey County
                             Bank prior to 1992.


Robert M.                    Physician, Dentist, Oral and Maxillofacial Surgeon.
Mraule, D.D.S., M.D.

Thomas A. Sa                 Senior Vice President and Chief Financial Officer,
                             South Valley Bancorporation and South Valley
                             National Bank from 1994 to 1995. Vice President and
                             Chief Financial Officer, South Valley
                             Bancorporation and South Valley National Bank from
                             1992 to 1994. Assistant Vice President and
                             Comptroller, South Valley

                             Bancorporation and South Valley National Bank from 1989 to 1992.

Louis A. Souza               Owner, Louis A. Souza Construction, a general
                             contractor.

Nick Ventimiglia             Organizer, Director, President and Chief Executive
                             Officer, Bank of Salinas from 1982 to 1994.

         None of the Directors of the Corporation or the Subsidiaries is a director of any other company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Audit and Finance Committees, whose common members include Andrew
E. Ausonio, C. Edward Boutonnet (Chairman), Alfred P. Glover, Duncan L. McCarter and Robert M. Mraule (Vice Chairman), oversees the Corporation's and Subsidiaries' independent public accountants, analyzes the results of internal and regulatory examinations and monitors the financial and accounting organization and reporting. The Audit Committee met two (2) times and the Finance Committee met thirteen (13) times in 1995.

         The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates for election as directors.

         The Premises, Compensation and Performance Committee, whose members include Andrew E. Ausonio (Chairman), C. Edward Boutonnet (Vice Chairman), Duncan L. McCarter and Robert M. Mraule, oversees physical premises used in daily operations and reviews and establishes the compensation paid to officers and employees and employee benefits. The Premises, Compensation and Performance Committee met four (14) times in 1995.

         The Investment/CRA/Shareholder Relations Committee, whose members include Andrew E. Ausonio, Roger G. Emanuel, Richard C. Green (Vice Chairman), and Robert M. Mraule (Chairman), has responsibility for reviewing and administering the Corporation's investment portfolio, maintenance of shareholder relations, and administering the Corporation's Community Reinvestment Act objectives and goals. The Investment/CRA/Shareholder Relations Committee met four (4) times in 1995.

         The Loan Committee, whose members include Andrew E. Ausonio, C. Edward Boutonnet (Vice Chairman), Bradford G. Crandall (Chairman), Roger G. Emanuel, Alfred P. Glover, Richard C. Green and Louis A. Souza, has responsibility for establishing loan policy and approving loans which exceed certain dollar limits. The Loan Committee met twenty-four (24) times in 1995.

         The Marketing Committee, whose members include Andrew E. Ausonio, Roger
G. Emanuel (Vice Chairman), Richard C. Green, Duncan L. McCarter (Chairman) and Louis A. Souza, has responsibility for administering the Corporation's marketing policies and marketing programs. The Marketing Committee met twelve (12) times in 1995.

         During 1995, the Corporation's Board of Directors held fourteen (14) meetings. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served.

COMPENSATION OF DIRECTORS

         The fees paid to directors during 1995 were based on a range which resulted in the Chairman of the Board receiving $1,500 per month, the Loan Committee Chairman receiving $1,400 per month, the Chairmen of the Audit, Investment/CRA/ Shareholder Relations, Marketing, and the Premises, Compensation and Performance Committees each receiving $1,300 per month, and all other Directors receiving $1,200 per month. In addition, members of the Loan Committee received $200 per month and all other Directors received $100 per month for attendance at committee meetings. The total amount of fees paid to all Directors as a group for attendance at Board and committee meetings was $160,700 in 1995.

                             EXECUTIVE COMPENSATION

         Set forth below is the summary compensation paid or accrued during the three years ended December 31, 1995 to Nick Ventimiglia, John F. McCarthy, Thomas A. Sa, C. Frederick Rowden, Esther Kiefer-Miyamoto and Glenn Woerz, as executive officers of the Corporation and the Subsidiaries.

                                          SUMMARY COMPENSATION TABLE

                                                                   LONG TERM COMPENSATION

                                  ANNUAL COMPENSATION          AWARDS                 PAYOUTS
=============================================================================================================
          (a)           (b)      (c)       (d)       (e)         (f)         (g)         (h)         (i)
       Name and        Year    Salary     Bonus     Other    Restricted  Securities     LTIP      All Other
  Principal Position           ($)(1)    ($)(2)    Annual       Stock      Under-      Payouts  Compensation
                                                   Compen-    Award(s)      lying        ($)       ($)(5)
                                                    ation        ($)      Options/
                                                     ($)                  SARs (#)
                                                                            (4)
- -------------------------------------------------------------------------------------------------------------
Nick Ventimiglia,      1995   $175,000   $96,969     --          --        11,000        --        $1,848
Chairman, President    1994    175,000    80,804     --          --          --          --         1,438
and Chief Executive    1993    170,000    60,000     --          --          --          --         1,798
Officer
- -------------------------------------------------------------------------------------------------------------
John F. McCarthy,      1995    118,079    64,638     --          --          --          --        $1,847
Executive Vice         1994    116,050    53,868     --          --          --          --         1,412
President and Chief    1993    107,333    40,000     --          --          --          --         1,610
Operating Officer
- -------------------------------------------------------------------------------------------------------------
Thomas A. Sa,          1995     40,193    21,200     --          --         5,000        --          --
Senior Vice            1994      --        --        --          --          --          --          --
President, Chief       1993      --        --        --          --          --          --          --
Financial Officer and
Corporate Secretary
- -------------------------------------------------------------------------------------------------------------
C. Frederick           1995     93,031     --        --          --          --          --          --
Rowden, President,     1994     87,364     --        --          --        11,404        --          --
Cypress Coast Bank     1993     90,522     --        --          --          --          --          --
- -------------------------------------------------------------------------------------------------------------
Esther Kiefer-         1995     80,506    23,028     --          --          --          --         1,686
Miyamoto, Senior       1994     86,333    25,151     --          --          --          --         1,457
Vice President,        1993     81,213    17,445     --          --          --          --         1,799
Cashier/Controller
- -------------------------------------------------------------------------------------------------------------
Glenn R. Woerz         1995     76,097    27,473     --          --          --          --         1,620
Senior Vice            1994     74,833    22,893     --          --          --          --         1,024
President, Deposit     1993     69,598    20,812     --          --          --          --           591
Administrator
=============================================================================================================

(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan. The salary paid to Thomas A. Sa in 1995, was the amount earned in the period from the date of initial employment, August 7, 1995 through December 31, 1995.

(2) Amounts indicated as bonus payments were earned for performance during 1995, 1994 and 1993.

(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 1995, 1994 or 1993.

(4) The Corporation has a 1994 Stock Option Plan (the "1994 Plan") pursuant to which options may be granted to directors, and key, full-time salaried officers and employees of the Corporation and the Subsidiaries. Options granted under the 1994 Plan are either incentive options or non-statutory options. Options granted under the 1994 Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options granted under the 1994 Plan are adjusted to protect against dilution in the event of certain changes in the Corporation's capitalization, including stock splits and stock dividends. All options granted to the named executive officers were incentive stock options and have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant.

(5) Amounts shown for each named executive officer are 401(k) matching contributions for the year indicated.

         The following table sets forth certain information concerning the grant of stock options under the Corporation's 1994 Option Plan to the named executive officers during the fiscal year ended December 31, 1995.

                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
=====================================================================================================================
                                                    Individual Grants
- ---------------------------------------------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
                                                                      Options/
                                              Number of                 SARs
                                              Securities               Granted
                                              underlying                 to
                                             option/SARs              Employees          Exercise of
                                               Granted                in Fiscal          Base Price        Expiration
                                                 (#)                    Year               ($/Sh)             Date
- ---------------------------------------------------------------------------------------------------------------------
Nick Ventimiglia
President and                                   11,000                   51%                 $14             4/11/05
Chief Executive Officer
- ---------------------------------------------------------------------------------------------------------------------
John F. McCarthy
Executive Vice President and                      -                       -                   -                 -
Chief Operating Officer
- ---------------------------------------------------------------------------------------------------------------------
Thomas A. Sa
Senior Vice President,                           5,000                   23%                 $16             8/21/05
Chief Financial Officer and
Corporate Secretary
- ---------------------------------------------------------------------------------------------------------------------
C. Frederick Rowden
President, Cypress Coast Bank                    -0-                     -0-                 -0-               -0-
- ---------------------------------------------------------------------------------------------------------------------
Esther Kiefer-Miyamoto
Senior Vice President,                           -0-                     -0-                 -0-               N/A
Cashier/Controller
- ---------------------------------------------------------------------------------------------------------------------
Glenn R. Woerz
Senior Vice President                            -0-                     -0-                 -0-               N/A
and Deposit Administrator
- ---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

         The following table sets forth the number of shares of Common Stock acquired by each of the named executive officers upon the exercise of stock options during fiscal 1995, the net value realized upon exercise, the number of shares of Common Stock represented by outstanding stock options held by each of the named executive officers as of August 23, 1996 and the value of such options based on the closing price of the Corporation's Common Stock and certain information concerning unexercised options under the Plan.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION/SAR VALUE
===========================================================================================================================
               (a)                         (b)                  (c)                   (d)                      (e)
- ---------------------------------------------------------------------------------------------------------------------------
                                                                             Number of
                                                                             Securities
                                                                             Underlying             Value of
                                                                             Unexercised            Unexercised In-
                                                                             Options/SARs at        the-Money
                                                                             FY-End (#)             Options/SARs at
                                                                                                    FY-End ($)
- ---------------------------------------------------------------------------------------------------------------------------
                                      Shares                   Value
                                  Acquired on                Realized            Exercisable/             Exercisable/
              Name                Exercise (3)                ($) (1)             Unexercisable           Unexercisable (1)
- ---------------------------------------------------------------------------------------------------------------------------
  Nick Ventimiglia                          0                    0                2,420/9,680             $4,400/17,600
- ---------------------------------------------------------------------------------------------------------------------------
  John F. McCarthy                          0                    0               20,828/8,932            203,173/87,127
- ---------------------------------------------------------------------------------------------------------------------------
  Thomas A. Sa                              0                    0                  0/5,500                    0/0
- ---------------------------------------------------------------------------------------------------------------------------
  C. Frederick Rowden                       0                    0                 11,404/0                 129,093/0
- ---------------------------------------------------------------------------------------------------------------------------
  Esther Kiefer-Miyamoto                 12,337              $170,127                 0/0                      0/0
- ---------------------------------------------------------------------------------------------------------------------------
  Glenn R. Woerz                          6,546               $90,269                 0/0                      0/0
===========================================================================================================================

(1) The aggregate value has been determined based upon the average of the bid and asked prices for the Corporation's Common Stock at exercise or year-end, minus the exercise price.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         There are no employment contracts or change in control arrangements with any of the executive officers of the Corporation named in the Summary Compensation Table, except C. Frederick Rowden who entered into an employment agreement with Cypress Coast Bank ("Cypress") dated December 22, 1994, amended on September 19, 1995, with a term commencing January 1, 1995 through June 30, 1998, pursuant to which Mr. Rowden received (i) annual salary of $90,000, subject to increases equal to five-percent of his then base salary on October 1, 1995 and a minimum of five-percent of his then base salary on June 30, 1996 and June 30, 1997; (ii) bonus entitlement for the six month period ending June 20, 1996 in an amount equal to 12-1/2% of the excess of the Bank's net income after taxes in excess of a ten percent return on beginning equity for specified periods; (iii) an automobile for business and personal use; (iv) grant of options to acquire 20,000 shares of Cypress common stock; (v) group life, health and disability insurance coverage; and (vi) vacation and other standard employee benefits. In the event of termination upon a change in control (as defined in the Agreement), Mr. Rowden would receive the remaining compensation he would otherwise be entitled to receive absent the change in control.

CHANGES IN CONTROL

         The corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change of control of the Corporation.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and ten percent or more shareholders of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation's equity securities appear to have been met.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         There have been no transactions, or series of similar transactions, during 1995, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Subsidiaries was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Corporation or the Subsidiaries, executive officer of the Corporation or the Subsidiaries, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

CERTAIN BUSINESS RELATIONSHIPS

         There were no business relationships during 1995 of the type requiring disclosure under Item 404(b) of Regulation S-K.

INDEBTEDNESS OF MANAGEMENT

         The Corporation, through the Subsidiaries, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 1995 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Subsidiaries are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.


                                 PROPOSAL NO. 2

                       AMENDMENT OF 1994 STOCK OPTION PLAN

Shareholders are being asked to approve the Amended and Restated Central Coast Bancorp 1994 Stock Option Plan (the "Plan"). On August 26, 1996, the Board of Directors amended the Plan (i) to increase the number of shares reserved for issuance under the Plan from 203,123 to 849,276 shares of Central Coast Bancorp common stock, (ii) to delete the provision of the Plan requiring that the Plan be administered by a committee composed solely of two or more "disinterested directors" (as such term was defined by former Securities and Exchange Commission Rule 16b-3 ("Old Rule 16b-3")) with respect to officers who are subject to Section 16 of the Exchange Act, (iii) to delete the provisions of the Plan providing for the automatic nondiscretionary grant of options to non-employee directors of the Corporation, (iv) to amend the Plan to permit non-employee directors to be granted options in the discretion of either the full Board of Directors or a committee composed solely of "non-employee directors" (as such term is defined by new Securities and Exchange Commission Rule 16b-3 ("New Rule 16b-3")), and (v) to make certain other revisions to the Plan to reflect New Rule 16b-3. Assuming the Plan is approved by the shareholders, the grant of options under the Plan and the issuance of shares pursuant to the exercise of options is subject to obtaining an amendment to the permit previously issued by the California Department of Corporations to reflect the amended terms of the Plan. A copy of the Plan, as amended, is attached hereto as Exhibit A. The summary of the Plan below is qualified in its entirety by reference to Exhibit A.

         PURPOSES

         The purposes of the Plan are to attract and retain qualified individuals to serve as employees of the Corporation and its affiliates and to serve as non-employee directors of the Corporation, and to provide additional incentive to such persons by encouraging them to acquire a proprietary interest in the Corporation, and in general, to promote the success of the Corporation's business.

         SHARES SUBJECT TO THE PLAN

         The Plan has been amended, subject to shareholder approval, to increase the aggregate number of shares available for issuance pursuant to the exercise of options granted under the Plan from 203,123 shares to 849,276 shares of the Corporation's common stock. Should any option granted under the Plan expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised will become available for subsequent option grants. The Plan permits shares which have been delivered by the optionee upon exercise of an option to pay the option exercise price or applicable withholding taxes, or which have been withheld from the shares otherwise due upon exercise of an option to pay applicable withholding taxes, to become available under the Plan for future grants of options to eligible persons under the Plan. Prior to the Plan amendment such shares could only become available for the grant of options to eligible persons who were not subject to Section 16 of the Exchange Act.

         ADMINISTRATION

         The Plan permits the full Board to administer the Plan, except that the Board may delegate its administration of the Plan to one or more committees of the Board (the "Administrator"). Prior to the Plan amendment, the Plan required that it be administered by a committee appointed by the Board composed of directors who were considered "disinterested persons" as such term was defined in Old Rule 16b-3, with respect to officers of the Corporation. As amended, the Plan permits, but does not require administration by a committee composed solely of at least two "non-employee directors" as defined by New Rule 16b-3 with respect to officers and directors who are subject to Section 16 of the Exchange Act. Before its amendment, the Plan provided for the automatic grant of options to non-employee directors, the receipt of which did not disqualify directors from being considered "disinterested persons" under Old Rule 16b-3. New Rule 16b-3 does not require such disinterested directors to administer the Plan with respect to persons who are subject to Section 16. The amended Plan now permits instead the discretionary grant of options to non-employee directors, subject to the directors' fiduciary duties to refrain from self-dealing. It is expected that the Stock Option Committee of the Board will administer the Plan with respect to officers and non-employee directors who are subject to Section 16 of the Exchange Act. The Premises, Compensation and Performance Committee currently functions as the Stock Option Committee and it is currently composed of four non-employee directors. They are Andrew E. Ausonio (Chairman), C. Edward Boutonnet (Vice Chairman), Duncan L. McCarter and Robert M. Mraule.

         The Administrator of the Plan has full authority, subject to the provisions of the Plan, to determine the eligible individuals who are to receive options under the Plan, the number of shares to be covered by each granted option, the date or dates upon which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Administrator also has the authority to determine whether the granted option is to be a nonstatutory option ("NSO") or incentive stock option ("ISO") under the federal tax laws and to establish the rules and regulations for proper plan administration. The Administrator also has the authority to amend outstanding options granted under the Plan with the consent of the optionee.

         ELIGIBILITY

         Employees of the Corporation and its affiliates, persons who become employees of the Corporation or its affiliates within thirty days after an option is granted, and non-employee directors of the Corporation are eligible for the grant of discretionary options under the amended Plan. As of August 23, 1996, there were approximately 155 employees of the Corporation and its affiliates and 18 non-employee directors of the Corporation who were eligible under the Plan. No participant under the Plan may receive options during the term of the Plan to purchase an aggregate of more than 65,000 shares. Before its amendment, the Plan provided that no participant under the Plan could receive options during the term of the Plan to purchase an aggregate of more than 50,780 shares.

         The former automatic grant provisions of the Plan provided that each non-employee director who was elected at the 1994 annual meeting of shareholders at which the Plan was approved and thereafter each new non-employee director who is first elected or appointed to the Board of Directors shall receive a NSO option to purchase 10,000 shares of the Corporation's common stock with a ten year term, cumulatively exercisable to the extent of 33 and 1/3% of the shares subject to the option on the first, second and third anniversaries of the date of grant, becoming 100% exercisable on the third anniversary of the date of grant. The amended Plan now permits options to be granted to any non-employee director for a number of shares and containing such terms, subject to the terms of the Plan, as the Administrator may determine.

         Since all options to be granted under the amended Plan are subject to the discretion of the Administrator, it is not possible to determine the amount of options that will be granted in the future to eligible persons. The following table sets forth the options that were granted under the Plan during the last fiscal year to (i) the executive officers named in the Summary Compensation Table appearing elsewhere in this Proxy Statement, (ii) all current executive officers of the Corporation as a group, and (iii) all non-employee directors of the Corporation as a group, and (iv) all employees including officers who are not executive officers.

                                                                    1994 STOCK OPTION PLAN
- ----------------------------------------------------------------------------------------------------------------------
           Name and Position
- ----------------------------------------------------------------------------------------------------------------------
                                                    Exercise Price                         Number of Shares
- ----------------------------------------------------------------------------------------------------------------------
Nick Ventimiglia                                        $14.00                                  11,000
Chairman, President and Chief
Executive Officer
- ----------------------------------------------------------------------------------------------------------------------
Thomas A. Sa                                            $16.00                                  5,000
Senior Vice President Chief
Financial Officer and Corporate
Secretary
- ----------------------------------------------------------------------------------------------------------------------
Executive Officer                                  $14.00 to $16.00                             16,000
 Group
- ----------------------------------------------------------------------------------------------------------------------
Non-employee Director Group                               --                                      --
- ----------------------------------------------------------------------------------------------------------------------
Employee Group (including non-                     $14.00 to $16.00                             21,000
executive officers)
- ----------------------------------------------------------------------------------------------------------------------

         EXERCISE PRICE AND EXERCISABILITY

         The Administrator has the authority to determine the term of each option granted under the Plan; provided, however, that the maximum period during which any option may remain exercisable may not exceed ten years. However, an option granted to an eligible person who owns stock possessing more than 10% of the voting power of the Corporation's common stock, may not have a term longer than five years from the date of grant. Options issued under the Plan may either be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Administrator; provided, however, that no option may vest at a rate of less than 20% of the shares subject to the option during the five year period from the date of grant.

         The exercise price of all options granted under the Plan may not be less than 100% of the fair market value of the Corporation's common stock on the date of grant; provided, however, that the exercise price of an option granted to an eligible person who owns stock possessing more than 10% of the voting power of the Corporation's common stock may not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm would effect an immediate sale of the shares purchased under the option and pay over to the Corporation, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus applicable withholding taxes. For purposes of establishing the exercise price and for all other valuation purposes under the Plan, the fair market value per share of common stock on any relevant date will mean, where there is a public market for the Corporation's common stock, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Corporation's common stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by NASDAQ or the National Quotation Bureau). If such information is not available for the date of grant, then such information for the last preceding date for which such information is available will be considered as the fair market value. On August 23, 1996, the mean of the bid and asked prices for the Corporation's common stock quoted by the National Association of Securities Dealers Automated Quotation ("NASDAQ") OTC Bulletin Board was $18.50 per share.

          In order to satisfy applicable withholding taxes that arise upon exercise of an option, optionees may elect to deliver to the Corporation, or have the Corporation withhold from the shares otherwise due, a sufficient number of shares having an aggregate fair market value equal to the tax due, in compliance with rules and procedures established by the Administrator.

         SHAREHOLDER RIGHTS AND TRANSFERABILITY OF OPTIONS

         No optionee is to have any shareholder rights with respect to his or her option shares until such optionee has exercised the option, paid the exercise price and been issued a stock certificate for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance, and may be exercised, during the optionee's lifetime, only by the optionee.

         TERMINATION OF EMPLOYMENT OR DIRECTOR STATUS

         If an optionee ceases to be employed by the Corporation or any of its affiliates (or if a non-employee director ceases to be a director of the Corporation) for any reason other than disability or death, the option will terminate upon the earlier of (i) the date which is three months after the date of termination (or such longer period of time as the Administrator may determine) or (ii) the original expiration date of the option. If an optionee's employment is terminated by the Corporation for cause as defined in the Plan, the option will terminate upon the earlier of (i) the date which is thirty days after termination, or (ii) the original expiration date of the option. In any event, the optionee may only exercise the option within the relevant time period after termination to the extent the optionee was entitled to exercise the option on the date of termination.

         If an optionee ceases to be employed by the Corporation or any of its affiliates (or if a non-employee director ceases to be a director of the Corporation) due to the optionee's disability or death, the option will terminate upon the earlier of (i) the date which is twelve months after the date of termination (or such longer period of time as the Administrator may determine) or (ii) the original expiration date of the option. The optionee or the optionee's estate, as applicable, may, within such time period, exercise the option to the extent the option was exercisable at the date of termination.

         ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR OTHER CORPORATE EVENT

          Subject to any required action by the shareholders of the Corporation, the number of shares of common stock covered by each outstanding option, and the number of shares of common stock which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per share of common stock covered by each such outstanding option, will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation will not be deemed to have been "effected without receipt of consideration." Such adjustment will be made by the Board of Directors, whose determination in that respect will be final, binding and conclusive. Upon the dissolution or liquidation of the Corporation, options then outstanding under the Plan shall terminate. Upon the sale of the Corporation, or a merger or consolidation in which the Corporation is not the surviving entity, outstanding options will terminate shortly before consummation of the transaction, unless the successor has agreed to assume outstanding options or to substitute equivalent options to purchase its shares of stock.

     AMENDMENT AND TERMINATION OF THE PLAN

         The Plan became effective upon its adoption by the Board of Directors and will continue in effect until March 21, 2004 unless sooner terminated by the Board of Directors. The Board of Directors may amend or terminate the Plan from time to time as the Board deems advisable, subject to shareholder approval to the extent required by Internal Revenue Code Section 422 or other applicable law, rule or regulation. The Plan has been amended to delete the requirement that shareholder approval of certain amendments be obtained to comply with Old Rule 16b-3 as New Rule 16b-3 no longer requires shareholder approval of such plan amendments. No such amendment or termination will affect outstanding options without the consent of the affected optionees.

         FEDERAL TAX CONSEQUENCES

         Options granted under the Plan may be either ISOs which satisfy the requirements of Section 422 of the Internal Revenue Code or NSOs which do not meet such requirements. The federal income tax treatment for the two types of options differs as follows:

         ISOs. No taxable income is recognized by an optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee's alternative minimum taxable income ("AMTI") and may be subject to the alternative minimum tax ("AMT"). For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

         An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

         Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee's basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then the Corporation will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will the Corporation be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         NSOs. No taxable income is recognized by an optionee upon the grant of a NSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price.

         The Corporation will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for the taxable year of the Corporation in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

         VOTE REQUIRED

         The amendments to the Plan are subject to approval by the Corporation's shareholders. The affirmative vote of the holders of a majority of the shares of the Corporation's common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the amended Plan provided that the number of affirmative votes equals at least a majority of the shares constituting the required quorum. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although broker non-votes with respect to Proposal No. 2 will be counted to determine the presence or absence of a quorum, broker non-votes with respect to this proposal, if any, will not be counted in determining the number of shares entitled to vote on this proposal.

         The Board of Directors has approved the amendmends to the Plan as described above and recommends that shareholders vote FOR approval of the amendments to the 1994 Stock Option Plan.

                                 PROPOSAL NO. 3

                     APPROVAL OF INDEMNIFICATION AGREEMENTS

CALIFORNIA LAW

                  The California General Corporation Law permits a California corporation to adopt a provision in its articles of incorporation reducing or eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of care, provided that such liability does not arise from certain proscribed conduct (including intentional misconduct and breach of the duty of loyalty). The Law in this regard relates only to actions brought by shareholders on behalf of the corporation (i.e., "derivative actions") and does not apply to claims brought by outside parties. The Law also permits a corporation to include a provision in its articles of incorporation allowing the corporation to include in its bylaws, and in agreements between the corporation and its directors, officers and other agents, provisions expanding the scope of indemnification beyond that specifically provided under California law.

ARTICLE AND BYLAW PROVISIONS

                  The Corporation's Articles of Incorporation and Bylaws implement the limitation upon personal liability of directors for monetary damages for a breach of such directors' fiduciary duty of care and allow the Corporation to expand the scope of its indemnification of directors, officers and other agents to the fullest extent permitted by California law. Attached hereto as Exhibits B and C are copies of Articles V and VI of the Corporation's Articles of Incorporation and Section 48 of the Corporation's Bylaws, which implement the limitation upon director liability and permit expanded indemnification.

                  In order to provide full protection, the Corporation's Board of Directors has determined that it is advisable to implement Indemnification Agreements for the Corporation's directors, officers and other agents and has approved the use of Indemnification Agreements. The Corporation's Board of Directors believes that the Indemnification Agreements will serve the best interests of the Corporation and its shareholders by increasing the scope of protection provided and by strengthening the Corporation's ability to attract and retain the services of knowledgeable and experienced persons to serve as directors, officers and other agents of the Corporation.

                  The Corporation's shareholders are requested to approve and ratify the proposed Indemnification Agreements between the Corporation and its current and future directors, and such current and future officers and other agents as the directors may designate, in substantially the form attached hereto as Exhibit D.

OTHER PROTECTION

         INDEMNIFICATION UNDER STATE STATUTES AND BYLAWS. The Corporation is subject to the California General Corporation Law, which provides a detailed statutory framework covering indemnification of any officer, director or other agent of a corporation who is made or threatened to be made a party to any legal proceeding by reason of his or her service on behalf of the Corporation. Such law provides that indemnification against expenses actually and reasonably incurred in connection with any such proceeding shall be made to any such person who has been successful "on the merits" in the defense of any such proceeding, but does not require indemnification in any other circumstance. The Law provides that a corporation may indemnify any agent of the corporation, including officers and directors, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in a third party proceeding against such person by reason of his or her services on behalf of the corporation, provided the person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation. The Law further provides that in derivative suits the corporation may indemnify such a person against expenses incurred in such a proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be in the best interests of the corporation and its shareholders. Indemnification is not available in derivative actions (i) for amounts paid or expenses incurred in connection with a matter that is settled or otherwise disposed of without court approval or (ii) with respect to matters for which the agent shall have been adjudged to be liable to the corporation unless the court shall determine that such person is entitled to indemnification.


                  The Law permits the advancing of expenses incurred in defending any proceeding against a corporate agent by reason of his or her service on behalf of the corporation upon the giving of a promise to repay any such sums in the event it is later determined that such person is not entitled to be indemnified. Finally, the California General Corporation Law provides that the indemnification provided by the statute is not exclusive of other rights to which those seeking indemnification may be entitled, by bylaw, agreement or otherwise, to the extent additional rights are authorized in a corporation's articles of incorporation. The Law further permits a corporation to procure insurance on behalf of its directors, officers and agents against any liability incurred by any such individual, even if a corporation would not otherwise have the power under applicable law to indemnify the director, officer or agent for such expenses. The Articles and Bylaws of the

Corporation implement the applicable statutory framework and provide for indemnification of directors, officers and other agents to the fullest extent under the Law.

         DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Corporation presently maintains a policy of directors' and officers' liability insurance. However, there is no assurance that such coverage will continue to be available with such breadth of coverage as the Corporation deems advisable and at reasonable expense. Accordingly, the Board of Directors believes that it serves the Corporation's interest to supplement any coverage which the Corporation may maintain in the future by agreeing by contract to indemnify directors and officers to the fullest extent permitted under applicable Law.

INDEMNIFICATION AGREEMENTS

                  The proposed Indemnification Agreements attempt to provide to the Corporation's current and future directors, and such current and future officers and other agents of the Corporation as the directors may designate, the maximum indemnification allowed under applicable law and under the Corporation's Articles of Incorporation and Bylaws. The Indemnification Agreements provide indemnification which expands the scope of indemnification provided by Section 317 of the California General Corporation Law (the "Statute"). It has not yet been determined, however, to what extent the indemnification expressly permitted by Statute may be expanded, and therefore the validity and scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

                  Any award of indemnification to a director, officer or other agent would come directly from the assets of the Corporation, thereby affecting a shareholder's investment. It should be noted that if the Indemnification Agreements are approved by the shareholders, they will by their terms apply to conduct of the Corporation's directors, officers and other agents occurring prior to the effective date of such Agreements.

                  The Indemnification Agreements set forth a number of procedural and substantive matters which are not addressed or are addressed in less detail in the Statute, including the following:

         1. The Indemnification Agreements establish a standard of conduct that the person to be indemnified must have acted "in a manner such person did not believe to be contrary to the best interests of the Corporation." This standard is an expansion of the standard under the Statute that the person must have acted "in a manner such person reasonably believed to be in the best interests of the Corporation."

         2. The Indemnification Agreements establish the presumption that the indemnified party has met the applicable standard of conduct required for indemnification. In addition, an arbitrator may make the determination that indemnification is proper in any arbitration proceeding in which such determination is pending. The Statute requires a finding in each specific case by the board of directors, independent legal counsel or the shareholders that the applicable standard of conduct has been met.

         3. The Indemnification Agreements provide that litigation expenses shall be advanced to an indemnified party at his request provided that he undertakes to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification for such expenses. The Statute provides that such expenses may be advanced against such an undertaking upon authorization by the board of directors.

         4. The Indemnification Agreements explicitly provide that in a derivative suit the indemnified party will be entitled to indemnification against amounts paid in settlement, to the fullest extent permitted by law, where the indemnified party meets the applicable standard of conduct. As noted above, indemnification of any such amount would be paid out of the Corporation's funds. The Statute does not provide for such indemnification without court approval. The enforceability of the provisions in the Indemnification Agreements providing for settlement payments in derivative suits has not been judicially interpreted by the courts and may be subject to public policy limitations. The Board of Directors has not sought a legal opinion as to the enforceability of these provisions because of the lack of judicial interpretation of the Statute to date.

         5. In the event the Corporation does not pay a requested indemnification amount, the Indemnification Agreements allow the indemnified party to contest this determination by petitioning a court to make an independent determination of whether such party is entitled to indemnification under the Indemnification Agreements. In the event of such a contest, the burden of proving that the indemnified party did not meet the applicable standard of conduct will be on the Corporation. If the Corporation fails to establish that the applicable standard of conduct has not been met, the indemnified party will be entitled to indemnification, which will include reimbursement for expenses incurred by the indemnified party in such contest in establishing the right to indemnification. The Statute does not set forth any procedure for contesting a corporation's determination of a party's right to indemnification or establish which party bears the burden of proof with respect to a challenge to such a determination.

         6. The Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an indemnified party is not entitled to full indemnification under the terms of the Indemnification Agreements. The Statute does not specifically address this issue. It does, however, provide that to the extent that an indemnified party has been successful on the merits, he shall be entitled to such indemnification.

         7. The Indemnification Agreements automatically incorporate future changes in the laws which increase the protection available to the indemnitee. Such changes will apply to the Corporation without further shareholder approval and may further impair shareholders' rights or subject the Corporation's assets to risk of loss in the event of large indemnification claims. Each Indemnification Agreement constitutes a binding, legal obligation of the Corporation, and may not be amended without the consent of the individual who is protected by such Indemnification Agreement.

         8. The Indemnification Agreements explicitly provide that actions by an indemnified party serving at the request of the Corporation as a director, officer or agent of any employee benefit plan, corporation, partnership, joint venture or other enterprise, owned or controlled by the Corporation, shall be covered by the indemnification. The Statute provides that a corporation may so indemnify such parties. It should be noted that by agreeing by contract to indemnify such parties, the Corporation may be exposed to liability for actions of an entity over which it may not exercise control, which liability could adversely affect the Corporation's financial position.

                  The proposed Indemnification Agreements, together with the limitation on the directors' liability and the indemnification provided by the Article and Bylaw provisions, reduce significantly the number of instances in which directors might be held liable to the Corporation for monetary damages for breach of their fiduciary duties. Therefore, it should be noted that the current directors of the Corporation have a direct personal interest in the approval of the Indemnification Agreements.


THE FOREGOING DISCUSSION OF THE INDEMNIFICATION AGREEMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FORM OF INDEMNIFICATION AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT D, WHICH YOU ARE URGED TO READ AND CONSIDER CAREFULLY.

         CERTAIN PROCEEDINGS. The Corporation is not aware of any material pending or threatened legal proceedings against any of its directors or officers which may result in a claim for indemnification.

INDEMNIFICATION FOR LIABILITIES UNDER THE SECURITIES ACT OF 1933

                  The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of a corporation against liabilities arising under the Securities Act of 1933, as amended (the "Act"), is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a director, officer or controlling person of the Corporation in the successful defense of any such action, suit or proceeding) is asserted by a director, officer or controlling person in connection with securities which have been registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

VOTE REQUIRED TO APPROVE THE INDEMNIFICATION AGREEMENTS

                  Section 310 of the California General Corporation Law provides that no contract between a corporation and one or more of its directors is either void or voidable because such director or directors are parties to such contract if the material facts as to the transaction and as to such directors' interests are disclosed or known to the shareholders and such contract is approved by the affirmative vote of a majority of the shares voting at the meeting, with the shares owned by the interested directors not entitled to vote thereon, or the contract has been approved by a disinterested majority of the Board of Directors. If the contract has not been so approved, the contract is not void or voidable if the person asserting the validity of the contract sustains the burden of proving that the contract was just and reasonable to the corporation at the time it was authorized.

                  Although the Corporation believes that the form of Indemnification Agreement is just and reasonable to the Corporation, and that shareholder approval may not therefore be required to validate the Indemnification Agreements, the Corporation believes that it is appropriate to submit the Indemnification Agreements to the shareholders for their consideration. If the Indemnification Agreements are approved by the shareholders, they will not be void or voidable and the Corporation's shareholders may not later assert a claim that the Indemnification Agreements are invalid due to improper authorization; however, the shareholders may challenge the validity of the Indemnification Agreements on other grounds. If the Indemnification Agreements are not approved by the shareholders, the Corporation may reconsider the implementation of such agreements. Whether or not the shareholders approve the Indemnification Agreements, the Board of Directors may in the future approve other forms of Indemnification Agreements which may or may not be submitted to shareholders for approval. If such agreements were implemented in the absence of shareholder approval, the invalidity of such agreements could thereafter be asserted by any shareholder. In such an instance, the person asserting the validity of the contracts bears the burden of proving that they were just and reasonable to the Corporation at the time they were authorized.

                  Approval of the Indemnification Agreements will require the affirmative vote of a majority of the shares of the Corporation's Common Stock voting in person and by proxy at the Meeting, provided, that the number of affirmative votes equals at least a majority of the shares constituting the required quorum. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although broker non-votes with respect to this proposal will be counted to determine the presence or absence of a quorum, broker non-votes with respect to this proposal, if any, will not be counted in determining the number of shares entitled to vote on this proposal.

                  The Board of Directors has approved the Indemnification Agreements and recommends that shareholders vote FOR the approval of the Indemnification Agreements.


                                 PROPOSAL NO. 4

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          The firm of Deloitte & Touche LLP served the Corporation and the Bank as independent public accountants for the 1995 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Corporation or the Bank. The services rendered by Deloitte & Touche LLP during the 1995 fiscal year were audit services, consultation in connection with various accounting matters and preparation of corporation income tax returns. The Boards of Directors of the Corporation approved each professional service rendered by Deloitte & Touche LLP during the 1995 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Boards of Directors before such service was rendered.

          Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and to answer appropriate questions.

          The Board of Directors of the Corporation has selected Deloitte & Touche LLP to serve as the independent public accountants for the 1996 fiscal year and recommend that the shareholders vote FOR approval to ratify the selection of Deloitte & Touche LLP as the Corporation's independent public accountants for the 1996 fiscal year.

ANNUAL REPORT

          The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 1995 is included in this mailing to shareholders.


FORM 10-K

          A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THOMAS A. SA, SECRETARY, CENTRAL COAST BANCORP, 301 MAIN STREET, SALINAS, CALIFORNIA, 93901.

SHAREHOLDERS' PROPOSALS

          Next year's Annual Meeting of Shareholders will be held on May 23, 1997. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 1997 Annual Meeting of Shareholders is January 25, 1997. All proposals should be submitted by Certified Mail - Return Receipt Requested, to Thomas A. Sa, Secretary, Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.


OTHER MATTERS

          The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.


                                               CENTRAL COAST BANCORP


Salinas, California
August 30, 1996                                By: /s/ Thomas A. Sa
                                                   -------------------------
                                                   Thomas A. Sa
                                                   Secretary

                                    EXHIBIT A

                   AMENDED AND RESTATED CENTRAL COAST BANCORP
                             1994 STOCK OPTION PLAN


                                TABLE OF CONTENTS

                                                                           Page

1.       PURPOSE                                                           1

2.       ADMINISTRATION                                                    1

3.       ELIGIBILITY                                                       2

4.       THE SHARES                                                        2

5.       EXERCISE PRICE, DURATION, EXERCISABILITY
         AND TERMINATION OF OPTIONS                                        3

6.       ADDITIONAL TERMS AND CONDITIONS OF OPTIONS                        5

7.       ADJUSTMENT OF, AND CHANGES IN, THE SHARES                         7

8.       AMENDMENT AND TERMINATION OF THE PLAN                             7

9.       EFFECTIVENESS OF THE PLAN                                         8

10.      INFORMATION TO OPTIONEES                                          8

11.      PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW
                  COMPLIANCE                                               8

12.      NOTICE OF SALE                                                    8

13.      INDEMNIFICATION                                                   8

                   AMENDED AND RESTATED CENTRAL COAST BANCORP
                             1994 STOCK OPTION PLAN


1.       PURPOSE

         The purpose of this Central Coast Bancorp 1994 Stock Option Plan (the "Plan") is to provide a method whereby those key employees and nonemployee directors of Central Coast Bancorp and its affiliates (hereinafter collectively referred to as the "Corporation"), who are primarily responsible for the management and growth of the Corporation's business and who are presently making and are expected to make substantial contributions to the Corporation's future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the fortunes and success of the Corporation to continue in its service, thereby advancing the interests of the Corporation and its shareholders.

         The word "affiliate," as used in the Plan, means any bank or corporation in any unbroken chain of banks or corporations beginning or ending with the Corporation, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

2.       ADMINISTRATION

         The following provisions shall govern the administration of the Plan:

(a) Subject to paragraph (b) below, the Plan shall be administered by the Board of Directors or by one or more duly appointed committees of the Board. The Board of Directors may from time to time remove members from or add members to the committee. Vacancies on the committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by all members of the committee, shall be the valid acts of the committee.

(b) Discretionary grants of options to officers and directors of the Corporation, including directors who are not also employees of the Corporation, may be made by and all discretion with respect to the material terms of such options may be exercised by either (i) the Board of Directors, or (ii) a duly appointed committee of the Board composed solely of two or more Non-Employee Directors having full authority to act in the matter. The term "Non-Employee Directors" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time, and as interpreted by the SEC ("Rule 16b-3").

(c) The Board and any such committee(s) referred to in Section 2(a) or 2(b) is referred to hereinafter as the "Committee," except where otherwise expressly provided or where the context requires otherwise.


(e) The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan; (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory stock options not described in Sections 422(b) or 423(a) of the Code; (iv) specify the number of shares to be covered by each option; (v) determine the fair market value of shares of the Corporation's common stock for any purpose under this Plan; (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee; and
(vii) make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

3.       ELIGIBILITY

         The persons who shall be eligible to receive the discretionary grant of options under this Plan shall be those key employees, officers and directors of the Corporation (including directors of the Corporation who are not also employees of the Corporation) and persons who became employees of the Corporation within thirty days of the date of grant of an option ("Eligible Persons"). Notwithstanding any other provision of this Plan, no Eligible Person shall be granted options to purchase more than an aggregate of 65,000 shares of the Corporation's common stock under this Plan, as adjusted pursuant to Section 7.

4.       THE SHARES

         The shares of stock subject to options authorized to be granted under the Plan shall consist of 849,276 shares of the Corporation's no par value common stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 7 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. Shares of the Corporation's common stock which are (i) delivered by an optionee in payment of the exercise price of an option pursuant to Section 6(a), or (ii) delivered by an optionee, or withheld by the Corporation from the shares otherwise due upon exercise of a nonstatutory stock option, in satisfaction of applicable withholding taxes as permitted by Section 6(c) shall again become available for the grant of options under the Plan.

5.       EXERCISE PRICE, DURATION, EXERCISABILITY AND TERMINATION OF OPTIONS

         Options, in the discretion of the Committee, may be granted at any time prior to the termination of the Plan to Eligible Persons. Options granted by the Committee pursuant to the Plan shall be subject to the following terms and conditions:

(a) Grant of Options. Options granted pursuant to the Plan may be either incentive stock options or nonstatutory stock options; provided, however, that Eligible Persons must be employees of the Corporation or its affiliates to be granted an incentive stock option. If the aggregate fair market value of the shares issuable upon exercise of incentive stock options which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess.

(b) Exercise Price. The purchase price under each option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation shall not be less than one hundred ten percent of the fair market value of the Shares subject thereto on the date the option is granted. For any purposes under this Plan, fair market value per share shall mean, where there is a public market for the Corporation's common stock, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or The Nasdaq National Market of the Corporation's common stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market or the National Quotation Bureau). If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as the fair market value.

(c) Duration of Options. Each option shall be for a term determined by the Committee; provided, however, that the term of any option may not exceed ten years and, provided further, that the term of any incentive stock option granted to an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation shall not exceed five years. Each option shall vest in such manner and at such time as the Committee shall determine and the Committee may accelerate the time of exercise of any option; provided, however, that no option shall vest for exercise at a rate of less than twenty percent per year during the five year period following the date of grant of an option.

(d) Termination of Employment or Director Status. Upon the termination of an optionee's status as an employee or director of the Corporation, his or her rights to exercise an option then held shall be only as follows:

                  DEATH OR DISABILITY: If an optionee's employment or service as a director is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of such termination; provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

                  CAUSE: If an optionee's employment is terminated because such optionee is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Corporation, or to have deliberately disregarded the rules of the Corporation which resulted in loss, damage or injury to the Corporation, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Corporation, induces any client or customer of the Corporation to break any contract with the Corporation or induces any principal for whom the Corporation acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Corporation, or if an optionee is removed from any office of the Corporation by any bank regulatory agency, the optionee shall have the right for a period of thirty days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. For the purpose of this paragraph, termination of employment shall be deemed to occur when the Corporation dispatches notice or advice to the optionee that the optionee's employment is terminated, and not at the time of optionee's receipt thereof.

                  OTHER REASONS: If an optionee's employment or service as a director is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three months (or such longer period as the Committee may determine at the date of grant or during the term of the option) following such termination, exercise the option to the extent such option was exercisable on the date of termination, provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercised more than three months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted. To the extent the option is not exercised within such period the option will terminate.

6.       ADDITIONAL TERMS AND CONDITIONS OF OPTIONS

         The following terms and conditions shall apply to all options granted pursuant to the Plan:

(a) Exercise of Options. To the extent the right to purchase Shares has vested under an optionee's stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Corporation, together with written notice to the Secretary of the Corporation, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. To the extent permitted by an optionee's stock option agreement, an optionee may also exercise an option by the delivery and surrender of shares of Corporation common stock which (a) have been owned by the optionee for at least six months or such other period as the Committee may require; and
(b) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Corporation (i) an exercise notice instructing the Corporation to deliver the certificates for the Shares purchased to a designated brokerage firm and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Corporation from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise.

         The Corporation shall deliver to the optionee, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Corporation, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with any requirements of law.

(b) Transferability of Option and Shares. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee, or in the event of disability, the optionee's qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

(c) Withholding. The Corporation shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. To the extent permitted in an optionee's stock option agreement, an optionee may elect to pay such tax by
(i) requesting the Corporation to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of shares of Corporation common stock which have been held by the optionee for at least six months (or such other period as the Committee may require) to the Corporation. The value of shares withheld or delivered shall be the fair market value of such shares on the date the exercise becomes taxable as determined by the Committee. Such an election is subject to approval or disapproval by the Committee.

(d) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as a director of the Corporation, nor limit in any way the right of the Corporation to terminate an optionee's employment at any time.

7.       ADJUSTMENT OF, AND CHANGES IN, THE SHARES

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Corporation, the number of shares of common stock covered by each outstanding option, and the number of shares of common stock which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per share of common stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

(b) Dissolution, Liquidation, Sale or Merger. In the event of a proposed dissolution or liquidation of the Corporation, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation.

         In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation in a transaction in which the Corporation is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options shall terminate immediately before the consummation of such sale or merger (subject to the actual consummation of the sale or merger) and the Corporation shall provide written notice to the optionees of the expected dates of termination of the options and consummation of such transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

(c) Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Corporation to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

         No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 7 hereof.

         Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of common stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.       AMENDMENT AND TERMINATION OF THE PLAN

         The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Corporation, amend the Plan in a manner that requires shareholder approval for continued compliance with Section 422 of the Code, any successor rules, or other regulatory authority. Except as provided in Section 7, no termination, modification or amendment of the Plan may, without the consent of the optionee to whom such option was previously granted under the Plan, adversely effect the rights of such optionee. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Committee.

         The Plan, unless sooner terminated, shall terminate on March 21, 2004, ten years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

9.       EFFECTIVENESS OF THE PLAN

         The Plan became effective upon adoption by the Board of Directors on March 21, 1994 and was approved by the shareholders of the Corporation at the 1994 annual meeting of shareholders.

10.      INFORMATION TO OPTIONEES

         The Corporation shall provide to each optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Corporation. The Corporation shall not be required to provide such information to key employees whose duties in connection with the Corporation assure their access to equivalent information.

11.      PRIVILEGES OF STOCK OWNERSHIP, SECURITIES LAW COMPLIANCE

         No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The exercise of any option under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the California securities laws, unless in the opinion of counsel to the Corporation such registration or qualification is not necessary. The Corporation shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

12.      NOTICE OF SALE

         The optionee shall give the Corporation notice of any sale or other disposition of any Shares acquired upon exercise of an incentive stock option not more than five days after such sale or disposition.

13.      INDEMNIFICATION

         To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Corporation shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Corporation is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Corporation, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Corporation or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Corporation by a shareholder or holder of a voting trust certificate representing shares of the Corporation. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

                                    EXHIBIT B


ARTICLE V:

     "The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law."

ARTICLE VI:

     "This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California General Corporation Law) for breach of duty to the corporation and its shareholders through bylaw provisions, agreements with agents, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California General Corporation Law, subject to the limits on such excess indemnification set forth in Section 204 of the California General Corporation Law."

                                    EXHIBIT C

Section 48. Indemnification of Corporate Agents.

     "The corporation shall have power to indemnify each of its agents to the fullest extent permissible by the California General Corporation Law. Without limiting the generality of the foregoing sentence, the corporation:

     (a) is authorized to provide indemnification of agents in excess of that expressly permitted by section 317 of the California General Corporation Law for those agents of the corporation for breach of duty to the corporation and its shareholders, provided, however, that the corporation is not authorized to provide indemnification of any agent for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in the exception to section 204(a)(10) of the California General Corporation Law or as to circumstances in which indemnity is expressly prohibited by section 317 of the California General Corporation Law; and

     (b) shall have power to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of section 317 of the California General Corporation Law, and shall have power to advance the expenses reasonably expected to be incurred by such agent in defending any such proceeding upon receipt of the undertaking required by subdivision (f) of such section. The term "agent" used in this section 48 shall have the same meaning as such term in section 317 of the California General Corporation Law."

                                    EXHIBIT D


                            INDEMNIFICATION AGREEMENT


Preamble

     This Indemnification Agreement (this "Agreement") is made as of this ______ day of ____________, 199__, by and between Central Coast Bancorp, a California corporation (the "Corporation"), and __________________________________________
("Indemnitee").

Recitals

     A. The Corporation and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting directors, officers and agents to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited and may not be available with acceptable coverage and at a reasonable cost to the Corporation in the future.

     B. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers and agents of the Corporation may not be willing to continue to serve as directors, officers and agents without additional protection.

     C. The Corporation desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers and agents of the Corporation and to indemnify its directors, officers and agents so as to provide them with the maximum protection permitted by law.

Agreement

     Based upon the facts and premises contained in the above Recitals and in consideration of the mutual promises below, the Corporation and Indemnitee hereby agree as follows:

     1.    Indemnification and Expense Advancement.

           (a) Action, Etc. Other than by Right of the Corporation. The Corporation shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was an Agent of the Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, has no reasonable cause to believe the conduct of Indemnitee was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Corporation or that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

     (b) Action, Etc., By or in the Right of the Corporation. The Corporation shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Corporation, against expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action if Indemnitee acted in good faith, in a manner Indemnitee believed to be in the best interests of the Corporation and its shareholders; except that no indemnification shall be made under this Subparagraph (b) for any of the following:

     (i) In respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation in the performance of Indemnitee's duty to the Corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

    (ii) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

   (iii) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     (c) Determination of Right of Indemnification. Any indemnification under Subparagraphs (a) and (b) shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth above in Subparagraphs (a) and (b) by any of the following:

     (i) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

    (ii) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion;

   (iii) Approval of the shareholders by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of shareholders as provided in the Bylaws, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

    (iv) The court in which such proceeding is or was pending upon application made by the Corporation or its Agent or attorney or other person rendering services in connection with the defense, whether or not such application by the Agent, attorney or other person is opposed by the Corporation.

     (d) Advances of Expenses. Expenses (including attorneys' fees), costs, and charges incurred in defending any proceeding shall be advanced by the Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay such amount unless it shall be determined ultimately that Indemnitee is entitled to be indemnified as authorized in this Paragraph 1.

     (e) Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Paragraph 1, to the extent that Indemnitee has been successful on the merits in a defense of any proceeding, claim, issue or matter referred to in Subparagraphs (a) and (b), Indemnitee shall be indemnified against all expenses actually and reasonably incurred by Indemnitee in connection therewith.

     (f) Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification provided for in Subparagraphs (a), (b) or (e) shall be made no later than ninety (90) days after the Corporation is given notice of request by Indemnitee, provided that such request is made after final adjudication, dismissal, or settlement unless an appeal is filed, in which case the request is made after the appeal is resolved (hereafter referred to as "Final Disposition"). Upon such notice, if a quorum of directors who were not parties to the action, suit, or proceeding giving rise to indemnification is obtainable, the Corporation shall within two (2) weeks call a Board of Directors meeting to be held within four (4) weeks of such notice, to make a determination as to whether Indemnitee has met the applicable standard of conduct. Otherwise, if a quorum consisting of directors who were not parties in the relevant action, suit, or proceeding is not obtainable, the Corporation shall retain (at the Corporation's expense) independent legal counsel chosen either jointly by the Corporation and Indemnitee or else by Corporation counsel within two (2) weeks to make such determination. If (1) at such directors meeting such a quorum is not obtained or, if obtained, refuses to make such determination or (2) if such legal counsel is not so retained or, if retained, does not make such determination within four (4) weeks, then the Board of Directors shall cause a shareholders meeting to be held within four (4) weeks to make such a determination.

           If notice of a request for payment of a claim under any statute, under this Agreement, or under the Corporation's Articles of Incorporation or Bylaws providing for indemnification or advance of expenses has been given to the Corporation by Indemnitee, and such claim is not paid in full by the Corporation within ninety (90) days of the later occurring of the giving of such notice and Final Disposition in case of indemnification and twenty (20) days of the giving of such notice in case of advance of expenses, Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to receive the unpaid amount of the claim or the expense advance and, if successful, Indemnitee shall also be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit, or proceeding in advance of its Final Disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Corporation to indemnify Indemnitee for the amount claimed, and Indemnitee shall be entitled to receive interim payment of expenses pursuant to

Subparagraph (d) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

     (g) Other Rights and Remedies. The indemnification provided by this Paragraph 1 shall not be deemed exclusive of, and shall not affect, any other rights to which an Indemnitee may be entitled under any law, the Corporation's Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue after Indemnitee has ceased holding such office or acting in such official capacity and shall inure to the benefit of the heirs, executors, and administrators of Indemnitee.

     (h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Paragraph 1.

     (i) Optional Means of Assuring Payment. Upon request by an Indemnitee certifying that Indemnitee has reasonable grounds to believe Indemnitee may be made a party to a proceeding for which Indemnitee may be entitled to be indemnified under this Paragraph 1, the Corporation may, but is not required to, create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

     (j) Savings Clause. If this Paragraph 1 or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Paragraph 1 that shall not have been invalidated, or by any other applicable law.

     (k) Definition of Agent. For the purposes of this Paragraph 1, "Agent" means any person who is or was a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administra-tive or investigative; and "expenses" includes without limitation attorneys' fees and any expenses of establishing a right to indemnification.

     (l) Indemnification under Section 204(a)(11) of the California Corporations Code. Subject to the provisions of California Corporations Code Section 204(a)(11) and any other applicable law, notwithstanding any other provisions of this Paragraph 1, the following shall apply to the indemnification of
Indemnitee:

     (i) The Corporation shall indemnify Indemnitee pursuant to this Subparagraph (l) if the Corporation would be required to indemnify Indemnitee pursuant to Subparagraphs (a) or (b) if in Subparagraphs
           (a) or (b) the phrase "in a manner Indemnitee reasonably believed to be in the best interests of the Corporation" is replaced with the phrase "in a manner Indemnitee did not believe to be contrary to the best interests of the Corporation". If pursuant to Subparagraphs (c) and (f) the person making the Subparagraph (a) and/or (b) conduct standard determination determines that such standard has not been satisfied, such person shall also determine whether this Subparagraph
           (l)(i) conduct standard has been satisfied;


    (ii) There shall be a presumption that Indemnitee met the applicable standard of conduct required to be met in Subparagraph (c) for indemnification, rebuttable by clear and convincing evidence to the contrary;

   (iii) The Corporation shall have the burden of proving that Indemnitee did not meet the applicable standard of conduct in Subparagraph (c);

    (iv) In addition to the methods provided for in Subparagraph (c), a determination that indemnification is proper in the circumstances because the Indemnitee met the applicable standard of conduct may also be made by the arbitrator in any arbitration proceeding in which such matter is or was pending;

     (v) Unless otherwise agreed to in writing between an Indemnitee and the Corporation in any specific case, indemnification may be made under Subparagraph (b) for amounts paid in settling or other wise disposing of a pending action without court approval.

     2.    Changes.

           In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a California corporation to indemnify a member of its board of directors or an officer, such changes shall be automatically, without further action of the parties, within the purview of Indemnitee's rights and Corporation's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this

Agreement or the parties' rights and obligations hereunder. In the event of an amendment to the Corporation's Bylaws which expands the right to indemnify a member of its board of directors or an officer, such change shall be automatically, without further action of the parties, within Indemnitee's rights and Corporation's obligations under this Agreement. In the event of any amendment to the Corporation's Bylaws which narrows such right of a California corporation to indemnify a member of its board of directors or an officer, such change shall only apply to the indemnification of Indemnitee for acts committed, or lack of action, by Indemnitee after such amendment. The Corporation agrees to give Indemnitee prompt notice of amendments to the Corporation's Bylaws which concern indemnification.

     3.    Nonexclusivity.

           The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Corporation's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested Directors, the California Corporations Code, or other wise, both as to action in Indemnitee's official capacity and as to action in any other capacity while holding such office (an "Indemnified Capacity"). The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though he may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

     4.    Partial Indemnification.

           If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgment, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     5.    Mutual Acknowledgement.

           Both the Corporation and Indemnitee acknowledge that in certain instances, California state and federal banking laws and regulations, federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Indemnitee acknowledge that the federal regulators have taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with federal regulators to submit questions of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee. Furthermore, Indemnitee and Corporation acknowledge that the extent of (i) indem-nification permissible under Section 204(a)(11) of the California Corporations Code has not been judicially determined; therefore, the enforceability of Indemnitee's rights under Subparagraph (l) is uncertain; and (ii) advancement of expenses and indemnification of Indemnitee in the event of a proceeding or action described in Paragraph 7, Subparagraph (a) below, is also uncertain and may not be permissible or may be subject to applicable regulatory restrictions.

     6.    Severability.

           Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of the Agreement. If the application of any provision or provisions of the Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision(s) shall be reformed without further action by the parties to make such provision(s) valid and enforceable when applied to such facts and circumstances with a view toward requiring the Corporation to indemnify Indemnitee to the fullest extent permissible by law.

     7.    Exceptions.

           Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

     (a) Regulatory Agency Proceedings. To indemnify Indemnitee for expenses, penalties or other payments incurred in an administrative proceeding or action instituted by a bank regulatory agency, which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by the Indemnitee in the form of payments to the Corporation; or

     (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims (except counter-claims or cross-claims) initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required by the California Corporations Code, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate; or

     (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

     (d) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation; or

     (e) Claims under Section 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     8.    Counterparts.

           This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     9.    Successors and Assigns.

           This Agreement shall be binding upon the Corporation and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, and legal representatives and permitted assigns. Indemnitee may not assign this Agreement without the prior written consent of the Corporation.

     10.   Attorneys' Fees.

           In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     11.   Notice.

           All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or
(ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown under Authorized Signatures at the end of this Agreement, or as subsequently modified by written notice.

     12.   Paragraph Headings.

           The Paragraph and Subparagraph headings in this Agreement are solely for convenience and shall not be considered in its interpretation.

     13.   Waiver.

           A waiver by either party of any term or condition of the Agreement or any breach thereof, in any one instance, shall not be deemed or construed to be a waiver of such term or condition or of any subsequent breach thereof.

     14.   Entire Agreement; Amendment.

           This instrument contains the entire integrated Agreement between the parties hereto and supersedes all prior negotiations, representations or agreements, whether written or oral except for the Corporation's Articles of Incorporation and Bylaws. It may be amended only by a written instrument signed by a duly authorized officer of Corporation and by Indemnitee.

     15.   Choice of Law and Forum.

           Except for that body of law governing choice of law, this Agreement shall be governed by, and construed in accordance with, internal laws of the State of California which govern transactions between California residents. The parties agree that any suit or proceeding in connection with, arising out of or relating to this Agreement shall be instituted only in a state court located in Monterey County in the State of California to the fullest extent permissible or in the United States District Court for the Northern District of California, and the parties, for the purpose of any such suit or proceeding, irrevocably agree and submit to the personal and subject matter jurisdiction and venue of any such court in any such suit or proceeding and agree that service of process may be effected in the same manner notice is given pursuant to Section 11 above.

     16.   Consideration.

           Part of the consideration the Corporation is receiving from Indemnitee to enter into this Agreement is Indemnitee's agreement to serve or to continue to serve, as applicable, for the present as an Agent of the Corporation. Nothing in this Agreement shall preclude Indemnitee from resigning as an Agent of the Corporation nor the Corporation, by action of its shareholders, board of directors, or officers, as the case may be, from terminating Indemnitee's services as an Agent, as the case may be, with or without cause.


     Authorized Signatures
- --------------------------


     In order to bind the parties to this Indemnification Agreement, the parties or their duly authorized representations have signed their names below on the dates indicated.

Central Coast Bancorp                   INDEMNITEE:


By
  ------------                                         ------------


- --------------                                         ------------
Printed Name and Title                                 Printed Name


- --------------                                         ------------


- --------------                                         ------------
     (address)                                                (address)
Date Executed:                                         Date Executed:
              ------                                                 ------

PROXY                                                                      PROXY

                              CENTRAL COAST BANCORP
   PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 23, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Central Coast Bancorp and the accompanying Proxy Statement dated August 30, 1996, and revoking any Proxy heretofore given, hereby constitutes and appoints Andrew F. Ausonio, C. Edward Boutonnet, and Nick Ventimiglia and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Central Coast Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Coast Bancorp, to be held at 301 Main Street, Salinas, California on Monday, September 23, 1996, at 5:30 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the Meeting or any postponements or adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.


UNLESS OTHERWISE SPECIFIED THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

    1.   To elect as directors the nominees set forth below:

         -    WITHHOLD AUTHORITY
              to vote for all nominees listed below.

         -    FOR all nominees listed below
              (except as marked to the contrary below).

         INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

         Andrew E. Ausonio         Roger G. Emanuel       Robert M. Mraule, D.D.S., M.D.
         C. Edward Boutonnet       Alfred P. Glover       Louis M. Souza
         Bradford G. Crandall      Richard C. Green       Nick Ventimiglia
                                   Duncan L. McCarter

    2.   To approve the Amended and Restated 1994 Stock Option Plan.

         / /  FOR                    / /  AGAINST                / /  ABSTAIN

    3.   To approve Indemnification Agreements.

         / /  FOR                    / /  AGAINST                / /  ABSTAIN

    4. To approve the appointment of Deloitte & Touche LLP as independent public accountants for the 1996 fiscal year.

         / /  FOR                    / /  AGAINST                / /  ABSTAIN

    5. To transact such other business as may properly come before the meeting.




THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS NO. 2, 3 AND 4. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS NO. 2, 3 AND 4.

                        No. of Common Shares_______________________
                        I/We do / / or do not / / expect to attend this Meeting.
                        Dated:_______________________________, 1996
                        SHAREHOLDER(S)

                        ___________________________________________

                        ___________________________________________


Please date and sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.